[PIONEER LOGO]

PIONEER
BALANCED FUND


                                             CLASS A, CLASS B AND CLASS C SHARES
                                                         Prospectus, May 1, 2001


CONTENTS


Basic information about the fund         1
Management                               8
Buying, exchanging and selling shares    9
Dividends, capital gains and taxes      27
Financial highlights                    28




Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

BASIC INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The fund's equity investments include common stocks, interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as convertible bonds and preferred stocks. The fund's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities and commercial paper. Debt securities in which the fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


The fund may use derivatives, particularly stock index futures, to seek to achieve its investment objective. A derivative is a security or instrument whose value is determined by reference to the value or change in value of one or more securities, currencies, indices or other financial instruments. For example, the fund may use stock index futures as a substitute for investing a portion of its assets directly in equity securities or to adjust the allocation of the fund's assets between equity and debt securities. The fund may also use derivatives as a hedge against adverse changes in stock market prices, interest rates or currency exchange rates, as a substitute for purchasing or selling securities or to increase the fund's return.



Pioneer Investment Management, Inc., ("Pioneer"), the fund's investment adviser, has engaged Prudential Investment Management, Inc. ("Prudential") to act as the fund's subadviser. The subadviser, under Pioneer's supervision, uses a quantitative investment approach that seeks to determine, based upon certain objective economic and market factors, an expected rate of return on the equity and fixed income markets and to allocate the fund's portfolio securities according to that projected outlook. In selecting equity securities for the fund, the subadviser uses quantitative analysis to structure a portfolio it believes has the potential to exceed the return of the Standard & Poor's 500 Index, but which it believes has risk characteristics similar to the index. In selecting debt securities for the fund, the subadviser uses a similar quantitative approach benchmarked to the Lehman Brothers Aggregate Bond Index. Quantitative analysis entails the use of econometric and mathematical models to analyze a wide variety of economic, market and company specific factors to predict a security's potential return.



AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY.



CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.


[SIDENOTE]

[GRAPHIC]


ASSET ALLOCATION



The subadviser allocates the fund's assets between equity and debt securities using quantitative analysis and techniques. Normally, equity securities represent 45% to 75% of the fund's assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Even though the fund seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

-   The stock market goes down (this risk may be greater in the short term)


- The fund's equity investments do not have the growth potential originally expected

- Stocks selected for income do not achieve the same return as securities selected for capital growth

The fund also has risks associated with investing in debt securities. The fund could underperform other investments if:

-   Interest rates go up causing the value of the fund's portfolio to decline

- The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

- During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

- During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk


- The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect



The fund's use of futures and other derivatives carries risks. Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The use of futures and other derivatives for non-hedging purposes may be considered speculative.

BASIC INFORMATION ABOUT THE FUND


THE FUND'S PAST PERFORMANCE

The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance varies from year to year.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The fund began to invest for capital growth and current income in February 1997. Before that time, the fund's objective was income from a portfolio of income producing bonds and stocks. The fund retained Prudential as its subadviser effective May 1, 2001. Prior to that time, Pioneer managed the fund's investments directly.


FUND PERFORMANCE

The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and Class C shares have different performance. The chart does not reflect any Class A sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


THE HIGHEST CALENDAR QUARTERLY RETURN WAS 8.61% (6/30/97 TO 9/30/97) THE LOWEST CALENDAR QUARTERLY RETURN WAS -6.86% (6/30/98 TO 9/30/98)

FOR THE CALENDAR QUARTER ENDED MARCH 31, 2001, THE TOTAL RETURN WAS -2.67 %


ANNUAL RETURN CLASS A SHARES
(Year ended December 31)

[CHART]

                      '91                  18.62%
                      '92                   7.59%
                      '93                  10.24%
                      '94                  -4.31%
                      '95                  22.00%
                      '96                   9.89%
                      '97                  13.92%
                      '98                   1.14%
                      '99                   3.15%
                      '00                   5.38%

COMPARISON WITH THE STANDARD & POOR'S 500 INDEX, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX



The table shows the average annual returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Credit Bond Index is a composite index of the U.S. bond market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed, and Commercial Mortgage-Based Securities indices. Pioneer believes that the Lehman Brothers Aggregate Bond Index is more representative of the issues in the fund's portfolio than the Lehman Brothers Government/Credit Bond Index and will not provide the Government/Credit Bond Index in the future. Unlike the fund, the indices are not managed and do not incur expenses.



The table:



-   Reflects sales charges applicable to the class


-   Assumes that you sell your shares at the end of the period


-   Assumes that you reinvest all of your dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2000)



                                                                                                       SINCE         INCEPTION
                                                1 YEAR           5 YEARS          10 YEARS         INCEPTION              DATE
Class A                                           0.62              5.61              8.00              8.25           5/17/68
Class B                                           0.39              5.51               n/a              7.25           4/28/95
Class C                                           3.95               n/a               n/a              5.55           1/31/96
Standard & Poor's
500 Index                                        -9.11             18.28             17.41            12.16*                --
Lehman Brothers
Government/Credit
Bond Index                                       11.85              6.24              8.00            7.62**                --
Lehman Brothers
Aggregate Bond Index                             11.63               n/a               n/a           7.68***                --

* Reflects the return since the inception of Class A shares. The return of the index since the inception of Class B shares is 20.04% and since the inception of Class C shares is 17.84%.

** Reflects the return of the index since the inception of Class B shares. The return of the index since the inception of Class C shares is 6.21%. Index return information is not available for periods prior to January 1973.

*** Reflects the return of the index since the inception of Class B shares. The return of the index since the inception of Class C shares is 6.43%. Index return information is not available for periods prior to 1970.

BASIC INFORMATION ABOUT THE FUND


FEES AND EXPENSES

These are the fees and expenses, based on the fund's latest fiscal year, you may pay if you invest in the fund.



SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                                                       CLASS A          CLASS B       CLASS C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                                                       4.50%            None            None

Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when
 you sell shares, whichever is less                                                      None(1)            4%              1%



ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets                                            CLASS A         CLASS B         CLASS C
    Management Fee                                                                       0.65%           0.65%           0.65%

    Distribution and Service (12b-1) Fee                                                 0.25%           1.00%           1.00%

    Other Expenses                                                                       0.33%           0.50%           0.96%

Total Annual Fund Operating Expenses                                                     1.23%           2.15%           2.61%


1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."


EXAMPLE

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                              IF YOU SELL YOUR SHARES                            IF YOU DO NOT SELL YOUR SHARES
                             ----------------------------------------------------------------------------------
                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
                             ----------------------------------------------------------------------------------
                                1          3           5         10          1          3          5         10
---------------------------------------------------------------------------------------------------------------
Class A                      $570       $823      $1,095     $1,872       $570       $823     $1,095     $1,872

Class B                       618        973       1,354      2,249        218        673      1,154      2,249

Class C                       364        811       1,385      2,944        264        811      1,385      2,944

OTHER INVESTMENT STRATEGIES AND RELATED RISKS


As discussed, the fund invests primarily in equity securities and bonds to seek capital growth and current income.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

MORE INFORMATION ON PRINCIPAL INVESTMENTS


The fund may invest up to 25% of its total assets (at the time of purchase) in real estate investment trusts. Real estate investment trusts are pooled investment vehicles that invest primarily in real estate or real estate related loans. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, the subadviser will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities as soon as it is prudent to do so.

BASIC INFORMATION ABOUT THE FUND


INVESTMENTS IN LOWER RATED DEBT SECURITIES



Up to 10% of the fund's net assets (at the time of purchase) may be invested in debt securities rated below investment grade. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade quality debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


INVESTMENTS OTHER THAN U.S. COMMON STOCKS

The fund may invest up to 25% of its total assets (at the time of purchase) in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets (at the time of purchase) in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks include:


- Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices




- Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable


- Adverse effect of currency exchange rates or controls on the value of the fund's investments


- The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession



- Economic, political and social developments may adversely affect the securities markets


-   Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS


Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors.


SHORT-TERM TRADING


The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MANAGEMENT


PIONEER, THE FUND'S INVESTMENT ADVISER,
oversees the fund's operations and supervises Prudential, the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.



Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2000, assets under management were $103 billion worldwide, including over $21 billion in assets under management by Pioneer.



INVESTMENT ADVISER



Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.



The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.



INVESTMENT SUBADVISER



Prudential, the fund's subadviser, is a wholly owned subsidiary of The Prudential Insurance Company of America and has served as an investment adviser to investment companies since 1984. As of December 31, 2000, Prudential's assets under management were over $300 billion. Prudential's main office is at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102.


PORTFOLIO MANAGER


As of May 1, 2001, day-to-day management of the fund's portfolio is the responsibility of co-managers James Scott and Mark Stumpp. Mr. Scott is a Senior Managing Director of Prudential Quantitative Management, a unit of Prudential Investments, and has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Stumpp is a Senior Managing Director of Prudential Investments and has managed investment portfolios since 1995.


MANAGEMENT FEE


The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on the assets over $5 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Prudential as compensation for Prudential's subadvisory services to the fund.



Pioneer has filed for an order from the Securities and Exchange Commission that would permit Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. The existing shareholders of the fund approved this policy at a special shareholders meeting held on April 17, 2001.


DISTRIBUTOR AND TRANSFER AGENT


Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

BUYING, EXCHANGING AND SELLING SHARES

NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:

-   How long you expect to own the shares

-   The expenses paid by each class

-   Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

[SIDENOTE]

[GRAPHICS]

SHARE PRICE

The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.

COMPARING CLASSES OF SHARES

                        CLASS A                            CLASS B                           CLASS C
----------------------------------------------------------------------------------------------------------------------------
WHY YOU MIGHT PREFER    Class A shares may be your         You may prefer Class B shares     You may prefer Class C shares
EACH CLASS              best alternative if you prefer     if you do not want to pay an      if you do not wish to pay an
                        to pay an initial sales charge     initial sales charge, or if       initial sales charge and you
                        and have lower annual              you plan to hold your             would rather pay higher annual
                        expenses, or if you qualify        investment for at least six       expenses over time.
                        for any reduction or waiver of     years. Class B shares are not
                        the initial sales charge.          recommended if you are
                                                           investing $250,000 or more.
----------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE    Up to 4.50% of the offering        None                              None
                        price, which is reduced or
                        waived for large purchases and
                        certain types of investors. At
                        the time of your purchase,
                        your investment firm may
                        receive a commission from the
                        distributor of up to 4%,
                        declining as the size of your
                        investment increases.
----------------------------------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED     None, except in certain            Up to 4% is charged if you        A 1% charge if you sell your
SALES CHARGES           circumstances when the initial     sell your shares. The charge      shares within one year of
                        sales charge is waived.            is reduced over time and not      purchase. Your investment firm
                                                           charged after six years. Your     may receive a commission from
                                                           investment firm may receive a     the distributor at the time of
                                                           commission from the               your purchase of up to 1%.
                                                           distributor at the time of
                                                           your purchase of up to 4%.
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND        Up to 0.25% of average daily       Up to 1% of average daily net     Up to 1% of average daily net
SERVICE FEES            net assets.                        assets.                           assets.
----------------------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES         Lower than Class B or Class C.     Higher than Class A shares;       Higher than Class A shares;
(INCLUDING DISTRIBUTION                                    Class B shares convert to         Class C shares do not convert
AND SERVICE FEES)                                          Class A shares after eight        to any other class of shares.
                                                           years.                            You continue to pay higher
                                                                                             annual expenses.
----------------------------------------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE      Class A shares of other            Class B shares of other           Class C shares of other
                        Pioneer mutual funds.              Pioneer mutual funds.             Pioneer mutual funds.


BUYING, EXCHANGING AND SELLING SHARES



SALES CHARGES: CLASS A SHARES


You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES


You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


See "Qualifying for a reduced sales charge" for more information.

SALES CHARGES FOR CLASS A SHARES

                                                     SALES CHARGE AS % OF
                                        ---------------------------------
                                        OFFERING               NET AMOUNT
AMOUNT OF PURCHASE                         PRICE                 INVESTED
-------------------------------------------------------------------------
Less than $100,000                           4.50                    4.71

$100,000 but less than $250,000              3.50                    3.63

$250,000 but less than $500,000              2.50                    2.56

$500,000 but less than $1 million            2.00                    2.04

$1 million or more                            -0-                     -0-

[SIDENOTE]

[GRAPHIC]

OFFERING PRICE

The net asset value per share plus any initial sales charge.

SALES CHARGES: CLASS B SHARES


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within six years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


CONTINGENT DEFERRED SALES CHARGE
-----------------------------------------------------------------------
ON SHARES SOLD                                                AS A % OF
BEFORE THE                                        DOLLAR AMOUNT SUBJECT
END OF YEAR                                         TO THE SALES CHARGE
-----------------------------------------------------------------------
   1                                                                  4
   2                                                                  4
   3                                                                  3
   4                                                                  3
   5                                                                  2
   6                                                                  1
   7+                                                                -0-

CONVERSION TO CLASS A SHARES

Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years after the date of purchase except that:

- Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid

- Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)


Several rules apply for Class B shares so that you pay the lowest possible CDSC.


- The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

-   You do not pay a CDSC on reinvested dividends or distributions

- In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

- If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

- You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"

[SIDENOTE]

[GRAPHIC]

CONTINGENT DEFERRED SALES CHARGE

A sales charge that may be deducted from your sale proceeds.

BUYING, EXCHANGING AND SELLING SHARES



SALES CHARGES: CLASS C SHARES



You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)


Several rules apply for Class C shares so that you pay the lowest possible
CDSC.


- The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

-   You do not pay a CDSC on reinvested dividends or distributions

- In determining the amount of time since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

- If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently

- You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"

[SIDENOTE]

[GRAPHIC]

CONTINGENT DEFERRED SALES CHARGE

A sales charge that may be deducted from your sale proceeds.

QUALIFYING FOR A REDUCED SALES CHARGE

INITIAL CLASS A SALES CHARGE WAIVERS

You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:

-   Current or former trustees and officers of the fund;

-   Current or former partners and employees of legal counsel to the fund;


- Current or former directors, officers, employees or sales representatives of Pioneer and its affiliates;


- Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;

- Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;

-   Members of the immediate families of any of the persons above;

- Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

-   Insurance company separate accounts;


- Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;


- Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;

- In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

-   Certain unit investment trusts;

- Employer-sponsored retirement plans with 100 or more eligible employees or at least $500,000 in total plan assets;

- Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
    (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to actively promote Pioneer mutual funds to program participants and (iv) the program provides for a matching contribution for each participant contribution;


- Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

BUYING, EXCHANGING AND SELLING SHARES



CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:



Group plans if the sponsoring organization


-   recommends purchases of Pioneer mutual funds to,

-   permits solicitation of, or

-   facilitates purchases by its employees, members or participants.

LETTER OF INTENT (CLASS A)

You can use a letter of intent to qualify for reduced sales charges in two situations:

- If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months


- If you include in your letter of intent the value - at the current offering price - of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


    Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

WAIVER OR REDUCTION OF CONTINGENT
DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC


Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has 1,000 or more eligible employees or at least $10 million in total plan assets.


CLASS A, CLASS B AND CLASS C SHARES

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:

- The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;


- You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;


- The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

- The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and one of the following applies:

    - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);


    - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);


    - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held;

BUYING, EXCHANGING AND SELLING SHARES



    - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);



- The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is:


    -   A return of excess employee deferrals or contributions;

    - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;

    - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year;

    - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);

- The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

- The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292


TELEPHONE TRANSACTION PRIVILEGES

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

[SIDENOTE]

[GRAPHICS]

BY PHONE


If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone-SM- at any time.

BUYING, EXCHANGING AND SELLING SHARES



GENERAL RULES ON BUYING, EXCHANGING AND SELLING
YOUR FUND SHARES


SHARE PRICE

If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

RETIREMENT PLAN ACCOUNTS

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

[SIDENOTE]

[GRAPHIC]

Consult your investment professional to learn more about buying, exchanging or selling fund shares.

EXCHANGING

You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING

Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

GOOD ORDER MEANS THAT:

-   You have provided adequate instructions

-   There are no outstanding claims against your account

-   There are no transaction limitations on your account

- If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

-   Your request includes a signature guarantee if you:

    -   Are selling over $100,000 or exchanging over $500,000 worth of shares

    -   Changed your account registration or address within the last 30 days

    - Instruct the transfer agent to mail the check to an address different from the one on your account

    -   Want the check paid to someone other than the account owner(s)

    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

[SIDENOTE]

[GRAPHIC]

You may have to pay income taxes on a sale or an exchange.

   BUYING, EXCHANGING AND SELLING SHARES



                   BUYING SHARES                                    EXCHANGING SHARES
   THROUGH YOUR    Normally, your investment firm will send         Normally, your investment firm will send
INVESTMENT FIRM    your purchase request to the fund's              your exchange request to the fund's
                   transfer agent.CONSULT YOUR INVESTMENT           transfer agent. CONSULT YOUR INVESTMENT
                   PROFESSIONAL FOR MORE INFORMATION. Your          PROFESSIONAL FOR MORE INFORMATION ABOUT
                   investment firm may receive a commission         EXCHANGING YOUR SHARES.
                   from the distributor for your purchase
                   of fund shares. The distributor or its
                   affiliates may pay additional
                   compensation, out of their own assets,
                   to certain investment firms or their
                   affiliates based on objective criteria
                   established by the distributor.

       BY PHONE    YOU CAN USE THE TELEPHONE PURCHASE               After you establish your fund account,
                   PRIVILEGE IF you have an existing                YOU CAN EXCHANGE FUND SHARES BY PHONE
                   non-retirement account or certain IRAs.          IF:
                   You can purchase additional fund shares
                   by phone if:                                     -    You are using the exchange to
                                                                         establish a new account, provided
                   -    You established your bank account                the new account has a registration
                        of record at least 30 days ago                   identical to the original account

                   -    Your bank information has not               -    The fund into which you are
                        changed for at least 30 days                     exchanging offers the same class of
                                                                         shares
                   -    You are not purchasing more than
                        $25,000 worth of shares per account         -    You are not exchanging more than
                        per day                                          $500,000 worth of shares per
                                                                         account per day
                   -    You can provide the proper account
                        identification information                  -    You can provide the proper account
                                                                         identification information
                   When you request a telephone purchase,
                   the transfer agent will electronically
                   debit the amount of the purchase from
                   your bank account of record. The
                   transfer agent will purchase fund shares
                   for the amount of the debit at the
                   offering price determined after the
                   transfer agent receives your telephone
                   purchase instruction and good funds. It
                   usually takes three business days for
                   the transfer agent to receive
                   notification from your bank that good
                   funds are available in the amount of
                   your investment.

    IN WRITING,    You can purchase fund shares for an              You can exchange fund shares by MAILING
        BY MAIL    existing fund account by MAILING A CHECK         OR FAXING A LETTER OF INSTRUCTION TO THE
      OR BY FAX    TO THE TRANSFER AGENT. Make your check           TRANSFER AGENT. You can exchange fund
                   payable to the fund. Neither initial nor         shares directly through the fund only if
                   subsequent investments should be made by         your account is registered in your name.
                   third party check. Your check must be in         However, you may not fax an exchange
                   U.S. dollars and drawn on a U.S. bank.           request for more than $500,000. Include
                   Include in your purchase request the             in your letter:
                   fund's name, the account number and the
                   name or names in the account                     -    The name, social security number
                   registration.                                         and signature of all registered
                                                                         owners
                                                                    -    A signature guarantee for each
                                                                         registered owner if the amount of
                                                                         the exchange is more than $500,000
                                                                    -    The name of the fund out of which
                                                                         you are exchanging and the name of
                                                                         the fund into which you are
                                                                         exchanging
                                                                    -    The class of shares you are
                                                                         exchanging
                                                                    -    The dollar amount or number of
                                                                         shares you are exchanging



                   SELLING SHARES
   THROUGH YOUR    Normally, your investment firm will send
INVESTMENT FIRM    your request to sell shares to the
                   fund's transfer agent. CONSULT YOUR
                   INVESTMENT PROFESSIONAL FOR MORE
                   INFORMATION. The fund has authorized the
                   distributor to act as its agent in the
                   repurchase of fund shares from qualified
                   investment firms. The fund reserves the
                   right to terminate this procedure at any
                   time.

       BY PHONE    YOU MAY SELL UP TO $100,000 PER ACCOUNT
                   PER DAY. You may sell fund shares held
                   in a retirement plan account by phone
                   only if your account is an IRA. You may
                   not sell your shares by phone if you
                   have changed your address (for checks)
                   or your bank information (for wires and
                   transfers) in the last 30 days.

                   You may receive your sale proceeds:
                   -    By check, provided the check is
                        made payable exactly as your
                        account is registered
                   -    By bank wire or by electronic funds
                        transfer, provided the sale
                        proceeds are being sent to your
                        bank address of record

    IN WRITING,    You can sell some or all of your fund
        BY MAIL    shares by WRITING DIRECTLY TO THE FUND
      OR BY FAX    only if your account is registered in
                   your name. Include in your request your
                   name, your social security number, the
                   fund's name, your fund account number,
                   the class of shares to be sold, the
                   dollar amount or number of shares to be
                   sold and any other applicable
                   requirements as described below. The
                   transfer agent will send the sale
                   proceeds to your address of record
                   unless you provide other instructions.
                   Your request must be signed by all
                   registered owners and be in good order.

                   The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.


HOW TO CONTACT US

BY PHONE [GRAPHIC]

For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone-SM- call 1-800-225-4321

Telecommunications Device for the Deaf (TDD) 1-800-225-1997

BY MAIL [GRAPHIC]


Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014



BY FAX [GRAPHIC]

Fax your exchange and sale requests to: 1-800-225-4240

EXCHANGE PRIVILEGE

You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The fund will provide 60 days' notice of material amendments to or termination of the privilege.

BUYING, SELLING AND EXCHANGING SHARES



ACCOUNT OPTIONS


See the account application form for more details on each of the following options.

AUTOMATIC INVESTMENT PLANS

You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

PIONEER INVESTOMATIC PLAN

If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

AUTOMATIC EXCHANGES

You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

-   You must select exchanges on a monthly or quarterly basis

- Both the originating and receiving accounts must have identical registrations

-   The originating account must have a minimum balance of $5,000

DISTRIBUTION OPTIONS

The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

DIRECTED DIVIDENDS

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer Value Fund). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

SYSTEMATIC WITHDRAWAL PLANS

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:

- Your account must have a total value of at least $10,000 when you establish your plan

-   You must request a periodic withdrawal of at least $50

- You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. If you purchase Class A shares while you are making systematic withdrawals from your account, you may pay unnecessary sales charges.

DIRECT DEPOSIT

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

VOLUNTARY TAX WITHHOLDING

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.


REINSTATEMENT PRIVILEGE FOR CLASS A AND CLASS B SHARES



If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:



- You must send a written request to the transfer agent no more than six months after selling your shares and



- The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.



When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.



You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

BUYING, EXCHANGING AND SELLING SHARES



SHAREOWNER SERVICES


PIONEER WEBSITE
WWW.PIONEERFUNDS.COM

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

-   Your current account information

-   Prices, returns and yields of all publicly available Pioneer mutual funds

-   Prospectuses for all the Pioneer mutual funds


-   A copy of Pioneer's privacy notice


FACTFONE-SM- 1-800-225-4321 You can use FactFone-SM- to:

-   Obtain current information on your Pioneer mutual fund accounts

- Inquire about the prices and yields of all publicly available Pioneer mutual funds

- Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

-   Request account statements

If you plan to use FactFone-SM- to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone-SM-.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS


With your consent, Pioneer may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION

In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997

If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


PRIVACY



The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS

You are required to obtain a signature guarantee when you are:

-   Requesting certain types of exchanges or sales of fund shares

-   Redeeming shares for which you hold a share certificate

-   Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION

The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. The exchange limitation does not apply to accounts that have a written exchange agreement with the distributor. The exchange limitation may not apply to transactions made through an omnibus account for fund shares.

MINIMUM ACCOUNT SIZE

The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

OTHER POLICIES

The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

[SIDENOTE]

[GRAPHIC]

You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

For federal income tax purposes, your distributions from the fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.


You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.


[SIDENOTE]

[GRAPHIC]

Sales and exchanges may be taxable transactions to shareowners.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND the fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Arthur Andersen LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

PIONEER BALANCED FUND
CLASS A SHARES


                                                                              FOR THE YEAR ENDED DECEMBER 31
                                                         ---------------------------------------------------------------------
                                                              2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     9.73     $     9.74     $    10.15     $    10.65     $    10.30
                                                         ---------------------------------------------------------------------
Increase (decrease) from investment operations:

    Net investment income (loss)                         $     0.30     $     0.31     $     0.30     $     0.41     $     0.64
    Net realized and unrealized gain (loss)
        on investments                                         0.22          (0.01)         (0.18)          1.03           0.33
                                                         ---------------------------------------------------------------------
        Net increase (decrease) from
           investment operations                         $     0.52     $     0.30     $     0.12     $     1.44     $     0.97
Distributions to shareholders:
    Net investment income                                     (0.31)         (0.31)         (0.30)         (0.40)         (0.62)
    Net realized gain                                          --             --            (0.23)         (1.54)          --
                                                         ---------------------------------------------------------------------
Net increase (decrease) in net asset value               $     0.21     $    (0.01)    $    (0.41)    $    (0.50)    $     0.35
                                                         ---------------------------------------------------------------------
Net asset value, end of period                           $     9.94     $     9.73     $     9.74     $    10.15     $    10.65
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
Total return*                                                  5.38%          3.15%          1.14%         13.92%          9.89%
RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets+                   1.23%          1.23%          1.17%          1.19%          1.10%
Ratio of net investment income (loss) to
    average net assets+                                        2.96%          3.21%          2.92%          3.55%          6.17%
Portfolio turnover rate                                          17%            46%            94%           122%            31%
Net assets, end of period (in thousands)                 $  162,855     $  214,866     $  257,419     $  274,695     $  276,064
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                               1.20%          1.21%          1.16%          1.17%          1.08%
    Net investment income (loss)                               2.99%          3.23%          2.93%          3.57%          6.19%

--------------------------------------------------------------------------------
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

FINANCIAL HIGHLIGHTS
PIONEER BALANCED FUND
CLASS B SHARES


                                                                            FOR THE YEAR ENDED DECEMBER 31
                                                       -----------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.64     $     9.65     $    10.08     $    10.59     $    10.27
                                                       -----------------------------------------------------------------------
Increase (decrease) from investment operations:

                                                       -----------------------------------------------------------------------
    Net investment income (loss)                       $     0.19     $     0.22     $     0.23     $     0.32     $     0.52
    Net realized and unrealized gain (loss)
        on investments                                       0.23          (0.01)         (0.21)          1.02           0.37
                                                       -----------------------------------------------------------------------
        Net increase (decrease) from
           investment operations                       $     0.42     $     0.21     $     0.02     $     1.34     $     0.89
Distributions to shareholders:
    Net investment income                                   (0.21)         (0.22)         (0.22)         (0.31)         (0.52)
    In excess of net investment income                       --             --             --             --            (0.05)
    Net realized gain                                        --             --            (0.23)         (1.54)          --
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net asset value             $     0.21     $    (0.01)    $    (0.43)    $    (0.51)    $     0.32
                                                       -----------------------------------------------------------------------
Net asset value, end of period                         $     9.85     $     9.64     $     9.65     $    10.08     $    10.59
                                                       -----------------------------------------------------------------------
                                                       -----------------------------------------------------------------------
Total return*                                                4.39%          2.24%          0.19%         12.98%          9.02%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+                 2.15%          2.14%          2.03%          2.01%          1.88%
Ratio of net investment income (loss) to
    average net assets+                                      2.03%          2.30%          2.09%          2.65%          5.45%
Portfolio turnover rate                                        17%            46%            94%           122%            31%
Net assets, end of period (in thousands)               $   16,413     $   19,865     $   22,737     $   13,789     $    6,940
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                             2.13%          2.12%          2.01%          1.99%          1.86%
    Net investment income (loss)                             2.05%          2.32%          2.11%          2.67%          5.47%



--------------------------------------------------------------------------------
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

PIONEER BALANCED FUND
CLASS C SHARES



                                                                                                                     JANUARY 31,
                                                                     FOR THE YEAR ENDED DECEMBER 31                 1996 THROUGH
                                                      --------------------------------------------------------      DECEMBER 31,
                                                           2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     9.73     $     9.75     $    10.17     $    10.62     $    10.39
                                                      --------------------------------------------------------------------------
Increase (decrease) from investment operations:
    Net investment income (loss)                      $     0.15     $     0.21     $     0.23     $     0.33     $     0.49
    Net realized and unrealized gain (loss)
        on investments                                      0.23          (0.02)         (0.20)          1.07           0.31
                                                      --------------------------------------------------------------------------
        Net increase (decrease) from
           investment operations                      $     0.38     $     0.19     $     0.03     $     1.40     $     0.80
Distributions to shareholders:
    Net investment income                                  (0.17)         (0.21)         (0.22)         (0.31)         (0.49)
    In excess of net investment income                      --             --             --             --            (0.08)
    Net realized gain                                       --             --            (0.23)         (1.54)          --
                                                      --------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.21     $    (0.02)    $    (0.42)    $    (0.45)    $     0.23
                                                      --------------------------------------------------------------------------
Net asset value, end of period                        $     9.94     $     9.73     $     9.75     $    10.17     $    10.62
                                                      --------------------------------------------------------------------------
                                                      --------------------------------------------------------------------------
Total return*                                               3.95%          2.02%          0.27%         13.48%          8.12%
RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets+                2.61%          2.38%          2.12%          2.03%          1.76%**
Ratio of net investment income (loss) to
    average net assets+                                     1.56%          2.09%          2.01%          2.68%          5.63%**
Portfolio turnover rate                                       17%            46%            94%           122%            31%
Net assets, end of period (in thousands)              $    3,426     $    3,734     $    3,778     $    1,900     $    1,059
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                            2.59%          2.35%          2.09%          1.98%          1.73%**
    Net investment income (loss)                            1.58%          2.12%          2.04%          2.73%          5.66%**

---------------------------------------------------------------------------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

PIONEER
BALANCED FUND


YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


SHAREOWNER REPORTS

Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-01605)



[PIONEER LOGO]


PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109



WWW.PIONEERFUNDS.COM                                                1313-00-0401
                                             (C) Pioneer Funds Distributor, Inc.